united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38824	83-1476189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19951 Mariner Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

(424) 271-2144

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOEV	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GOEVW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On January 12, 2021, the Audit Committee of the Board of Directors (the “Board”) of Canoo Inc., a Delaware corporation (the “Company” f/k/a Hennessy Capital Acquisition Corp. IV (“HCAC”)) approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2020. Accordingly, WithumSmith+Brown, PC (“Withum”) was informed on January 12, 2021 that it would be replaced by Deloitte as the Company’s independent registered public accounting firm.

Withum’s report of independent registered public accounting firm, dated March 16, 2020, on the Company’s balance sheets as of December 31, 2019 and 2018, the related statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2019 and for the period from August 6, 2018 (inception) to December 31, 2018, and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles other than HCAC’s ability to continue as a going concern due to HCAC’s obligation to either complete a business combination by the close of business on September 5, 2020, or cease all operations except for the purpose of winding down and liquidating.

During the period from August 6, 2018 (inception) to December 31, 2019 and the subsequent period through January 12, 2021, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the period from August 6, 2018 (inception) to December 31, 2019, and the interim period through January 12, 2021, the Company did not consult Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Withum with a copy of the disclosures made by the Company in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and, if not, stating the respects in which it does not agree. A letter from Withum is attached hereto as Exhibit 16.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2021 (the “Effective Date”), upon the recommendation of its Nominating and Corporate Governance Committee (the “Nominating Committee”), the Board increased the size of the Board from 6 to 7 members, and appointed Ms. Debra von Storch to fill the newly created vacancy to serve on the Board as a Class I director until the Company’s 2021 annual meeting of stockholders, and until her successor has been duly elected and qualified, or until her earlier death, resignation or removal. Based upon the further recommendation of its Nominating Committee, the Board appointed Ms. von Storch to replace Ms. Josette Sheeran as a member of its Audit Committee and appointed Ms. von Storch to replace Mr. Thomas Dattilo as the Chair of its Compensation Committee, with such appointments effective upon her appointment to the Board. Ms. Sheeran and Mr. Dattilo will remain directors of the Board, and Mr. Dattilo will remain a member of the Compensation Committee. Ms. von Storch was not selected by the Board to serve as a director pursuant to any arrangement or understanding with any person.

In connection with the aforementioned appointment to the Board, the Company entered into its standard indemnification agreement with Ms. von Storch, which form indemnification agreement is filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-38824) filed with the SEC on December 22, 2020, which requires the Company, under the circumstances and to the extent provided for therein, to indemnify the indemnitee to the fullest extent permitted by applicable law against certain expenses and other amounts incurred by the indemnitee as a result of the indemnitee being made a party to certain actions, suits, investigations and other proceedings.

Item 7.01	Regulation FD Disclosure.

On January 13, 2021, the Company issued a press release announcing the appointment of Ms. von Storch to the Board. A copy of the Company’s press release announcing the appointment is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from WithumSmith+Brown, PC to the SEC, dated January 13, 2021.
99.1	Press release dated January 13, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2021

CANOO INC.

By:	/s/ Paul Balciunas
Paul Balciunas
Chief Financial Officer

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